SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2003

                       FIRST NIAGARA FINANCIAL GROUP, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      0-23975                   42-1556195
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(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500
                                                    --------------

                                 Not Applicable
                     ---------------------------------------
          (Former name or former address, if changed since last report)

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Items 1, 2, 3, 4, 6, 8, 9 and 10:               Not Applicable.

Item 5. Other Events

      On July 1, 2003, First Niagara Risk Management, Inc., the wholly-owned insurance subsidiary of First Niagara Bank and its parent, First Niagara Financial Group, Inc. (NASDAQ: FNFG), announced that it has reached agreements to acquire Costello, Dreher, Kaiser Insurance Agency and Loomis & Co., Inc. The acquisitions of the two Rochester-based insurance agencies were effective July 1, 2003. The financial terms of the sale were not disclosed. A copy of the press release is filed as exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits.

      Exhibit No.                Description
      -----------                -----------

      99.1                       Press release dated July 1, 2003

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: July 2, 2003                      By: /s/ Paul J. Kolkmeyer
                                            ------------------------------------
                                                Paul J. Kolkmeyer
                                                Executive Vice President,
                                                Chief Operating Officer and
                                                Chief Financial Officer
                                                (Duly authorized representative)